 Exhibit 10.1

Kraft Foods Inc. Amended and Restated 2005 Performance Incentive Plan (incorporated by reference to Exhibit B to Kraft Foods' Definitive Proxy Statement for the 2009 Annual Meeting of Shareholders, filed with the U.S. Securities and Exchange Commission on March 31, 2009).